OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Semiannual Report January 31, 1997

[SHOPPING COUPLE]

"WE WANT
INVESTMENT
INCOME
THAT WON'T ADD
TO OUR TAXES."

[OPPENHEIMERFUNDS LOGO]

THIS FUND IS FOR CALIFORNIA RESIDENTS WHO NEED A SOURCE OF INCOME THAT'S EXEMPT FROM CURRENT TAXES.


                                     YIELD

                              STANDARDIZED YIELDS


For the 30 Days Ended 1/31/97:(4)

Class A

  4.51%

Class B

  3.96%

Class C

  3.92%


HOW YOUR FUND IS MANAGED

Oppenheimer California Municipal Fund invests in a diversified portfolio of California municipal bonds. As a Fund shareholder, you receive income that is free from federal and California income taxes.(1) Your dividends don't increase your taxable income the way taxable investments do, so you can keep more of what you earn.


PERFORMANCE

Cumulative total returns for the six months ended 1/31/97 were 4.25% for Class A shares, 3.84% for Class B shares and 3.83% for Class C shares, without deducting sales charges.(2)

     Your Fund's average annual total returns for Class A shares for the 1- and 5-year periods ended 12/31/96 and since inception on 11/3/88 were (0.20)%, 6.05% and 7.41%, respectively. For Class B shares, average annual total returns for the 1-year period ended 12/31/96 and since inception on 5/1/93 were (0.99)% and 4.27%, respectively. For Class C shares, average annual total returns for the 1-year period ended 12/31/96 and since inception on 11/1/95 were 2.89% and 5.88%, respectively.(3)


OUTLOOK

"We remain optimistic and, given current market conditions, we believe that municipal bond investments offer a good value."

                                                Jerry Webman, Portfolio Manager
                                                               January 31, 1997

Total returns include change in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. For more complete information, please review the prospectus carefully before you invest. As of October 10, 1996, the Fund's name has been changed from "Oppenheimer California Tax-Exempt Fund."

1. A portion of the distributions paid by the Fund may be subject to federal and state income taxes. For investors subject to federal and/or state alternative minimum tax (AMT), the Fund's distributions may increase this tax. Capital gains distributions, if any, are taxed as capital gains.

2. Includes change in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.

3. Class A returns include the current maximum initial sales charge of 4.75%. The Fund's maximum sales charge for Class A shares was higher during a portion of some of the periods shown, and actual investment results will be different as a result of the change. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception). Class C returns include the 1% contingent deferred sales charge for the 1-year result. An explanation of the different performance calculations is in the Fund's prospectus. Class B and Class C shares are subject to an annual 0.75% asset-based sales charge.

4. Standardized yield is based on net investment income calculated for the 30-day period ended 1/31/97. Falling net asset values will tend to artificially raise yields.


2      Oppenheimer California Municipal Fund

[PHOTO]

Bridget A. Macaskill
President
Oppenheimer
California
Municipal Fund


DEAR SHAREHOLDER,

It's true that the stock market of 1996 received virtually all the recognition this past year. While excitement during the second half of the year revolved around equities, the bond market was experiencing a quiet, yet solid, rebound.

     Some analysts anticipated that moderated economic growth and low inflation would help stabilize interest rates, and even lower them--all factors that would be beneficial for the bond market. During the second half of 1996, that's exactly how events unfolded. In October, when the economy was characterized by a firm dollar, low inflation and slow growth, the Federal Reserve responded by maintaining its hands-off approach to interest rates. It appeared that earlier concerns about rapid inflationary growth had been overblown, and interest rates declined soon afterward. With continued, sustainable, non-inflationary growth of around 2% to 2.5%, and no interest rate raises expected from the Federal Reserve, the economy seemed to have settled into a comfortable pattern of neither too little nor too much growth.

     Moving ahead to 1997, President Clinton has pledged to focus on balancing the federal budget during his second term. In fact, politicians from every camp are discussing their intent to reduce the budget, perhaps through a balanced budget amendment. Such a move should prove beneficial for the municipal bond market. The other good news for municipal bond investors is that President Clinton has no plans of initiating a flat tax, a proposal that would have eliminated the tax advantages of municipal bonds.

     On the other hand, investors may have experienced some volatility in the income stream from municipal bond funds. This is primarily because the availability of quality bonds paying high dividends has decreased over the past few years, making it more difficult to find value bonds. We believe that over the long term and on a tax-adjusted basis, our funds will continue to offer value with the potential for higher total return.

     When you consider the combination of these developments last year--a sustained economic growth pattern, the assurance of a balanced federal budget and the dissipated threat of a flat tax--the tax advantages of municipal bond investing become much more attractive.

     Your portfolio managers discuss the outlook for your Fund in light of these broad issues on the following pages. Thank you for your confidence in OppenheimerFunds. We look forward to helping you reach your investment goals in the future.



/s/ BRIDGET A. MACASKILL

Bridget A. Macaskill


February 24, 1997

3      Oppenheimer California Municipal Fund

[PHOTO]

Q + A

Q WHAT
INVESTMENTS
MADE
POSITIVE
CONTRIBUTIONS
TO PERFORMANCE?


AN INTERVIEW WITH YOUR FUND'S MANAGERS.

HOW HAS THE FUND PERFORMED?

Our performance has been relatively strong. We attribute the Fund's success to our strategy of mixing high-yield municipal bonds with U.S. Treasury and municipal futures contracts that act as a hedge against rising interest rates. As a result of this mixture, Oppenheimer California Municipal Fund finished 11th out of 95 California municipal debt funds ranked by Lipper Analytical Services for the 1-year period ended 12/31/96.(1) This ranking places the Fund in the first quartile of its peer group.

[PHOTO]

WHAT INVESTMENT STRATEGIES MADE POSITIVE CONTRIBUTIONS TO PERFORMANCE?

Our concentration on high coupon bonds worked well for us throughout the period and provided the Fund with a steady income stream. In the second quarter of this year, we bought some attractive higher-yielding municipal bonds in land development and healthcare that enabled the Fund to capture some unusually high income. When the market began to rally in the second half of 1996, these bonds were in demand, and we were able to benefit. Because high-yielding bonds often have a lower rating, they require careful analysis of the risk of default.

     In the second quarter, we bought some discount and zero coupon bonds that were out of favor. We reduced their volatility risk by hedging them with combinations of higher-rated Treasury and municipal futures contracts. When the bond market rallied in the fall, these purchases worked out very well for us.

     We have trimmed our position in prerefunded bonds. These bonds tend to perform well because they have virtually no credit risk and have a shorter known call date,


1. Source: Lipper Analytical Services 12/31/96. Oppenheimer California Municipal Fund was ranked 22nd out of 49 funds in its category for the 5-year period ended 12/31/96. Oppenheimer California Municipal Fund is characterized by Lipper as a California municipal debt fund. Lipper performance is based on total return and does not take sales charges into account.




4      Oppenheimer California Municipal Fund

FACING PAGE

Top left: Jerry Webman,
Portfolio Manager

Top right: Michael Maciolek,
Securities Analyst

Bottom: Len Darling, Executive
VP, Director of Fixed Income
Investments

THIS PAGE

Top: Robert Patterson, Member
of Tax-Exempt Fixed Income
Investments Team

Bottom:  Caryn Halbrecht, Member
of Tax-Exempt Fixed Income Invest-
ments Team, with Donna Compert,
Municipal Securities Trader

A HIGH
COUPON
BONDS
WORKED
WELL FOR US
THROUGHOUT
THE PERIOD.


usually five to six years. However, when the market is rallying, as it did during the second half of 1996, these bonds are poor performers.

     We were able to benefit from securities that had less desirable credit but have improved over the period. Examples include an energy generating plant in Sacramento and the holder of some leases on downtown Los Angeles parking facilities(2).

DID ANY INVESTMENTS PERFORM POORLY?

In the last six months, as interest rates have fallen, prerefunded bonds have not performed as well as discount and zero coupon bonds. Fortunately, we correctly anticipated the fourth quarter decline in interest rates and offset our prerefunded bond exposure with long positions in Treasury futures that gave the portfolio a boost when the market rallied.

[PHOTO]

WHAT AREAS OF THE MARKET ARE YOU CURRENTLY TARGETING?

We believe California development districts and infrastructure financing projects will offer some interesting opportunities during 1997. We plan to seek those opportunities in economically strong parts of the state where the business growth and demographic growth seem appropriate. We're looking at the Southern California area, in Orange County, where despite political problems a few years ago, the economics continue to appear very favorable.

WHAT IS YOUR OUTLOOK FOR THE FUND?

We continue to maintain a positive outlook. Currently, long-term interest rates are attractive since there doesn't appear to be any real inflation on the horizon, and we are continuing to see steady, moderate economic growth in the United States and weak growth abroad. Also, we will remain alert to significant changes in those favorable conditions. In the meantime, we remain optimistic and, given current market conditions, we believe that municipal bond investments offer a good value.

[PHOTO]


2. The Fund's portfolio is subject to change.

5      Oppenheimer California Municipal Fund

FINANCIALS

CONTENTS

STATEMENT OF INVESTMENTS                             7
STATEMENT OF ASSETS AND LIABILITIES                 13
STATEMENT OF OPERATIONS                             14
STATEMENTS OF CHANGES IN NET ASSETS                 15
FINANCIAL HIGHLIGHTS                                16
NOTES TO FINANCIAL STATEMENTS                       18

6      Oppenheimer California Municipal Fund

STATEMENT OF INVESTMENTS   January 31, 1997 (Unaudited)

                                                                               RATINGS: MOODY'S/   FACE              MARKET VALUE
                                                                               S&P'S/FITCH'S       AMOUNT            SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES--99.3%
---------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA--90.7%
       Anaheim, CA PFAU Tax Allocation RB,
       MBIA Insured, 6.45%, 12/28/18                                           Aaa/AAA             $6,000,000         $ 6,467,760
       --------------------------------------------------------------------------------------------------------------------------
       Avalon, CA CIA Tax Allocation Bonds,
       Series A, 7.25%, 8/1/21                                                 NR/A-                  200,000             216,712
       --------------------------------------------------------------------------------------------------------------------------
       Berkeley, CA HF RRB, Alta Bates Medical Center,
       Series A, 6.50%, 12/1/11                                                Baa/BBB+             4,500,000           4,619,025
       --------------------------------------------------------------------------------------------------------------------------
       CA Educational FA RRB, Pooled Educational Facilities
       Program, Prerefunded, MBIA Insured, 7%, 3/1/16                          Aaa/AAA                100,000             108,213
       --------------------------------------------------------------------------------------------------------------------------
       CA Franchise Tax Board Refunding COP,
       6.90%, 10/1/06                                                          A/A-                 1,000,000           1,075,390
       --------------------------------------------------------------------------------------------------------------------------
       CA HFA Home Mtg. RB:
       Series A, 7.35%, 8/1/11                                                 Aa2/AA-                 80,000              84,731
       Series C, 6.75%, 2/1/25                                                 Aa2/AA-              9,960,000          10,407,005
       Series C, 7.60%, 8/1/30                                                 Aa2/AA-              1,550,000           1,631,871
       Series E-1, 6.45%, 2/1/12                                               Aa2/AA-                750,000             775,102
       --------------------------------------------------------------------------------------------------------------------------
       CA HFA SFM Purchase RB, Series 2-A, 6.45%, 8/1/25                       Aaa/AAA              8,000,000           8,265,520
       --------------------------------------------------------------------------------------------------------------------------
       CA HFFAU RB:
       Henry Mayo Newhall Project, Series A, 8%, 10/1/18                       NR/A+                3,000,000           3,229,020
       La Palma Hospital Medical Center, 7.10%, 2/1/13                         NR/A+                1,875,000           1,980,637
       Los Angeles Children's Hospital, Prerefunded,
       Series A, 7.125%, 6/1/21                                                Aaa/NR               1,000,000           1,121,450
       --------------------------------------------------------------------------------------------------------------------------
       CA HFFAU RRB, Catholic Health Care West,
       Series A, MBIA Insured, 5%, 7/1/11                                      Aaa/AAA              7,975,000           7,588,850
       --------------------------------------------------------------------------------------------------------------------------
       CA PC FA RB, Pacific Gas & Electric Co. Project,
       Series B, 8.875%, 1/1/10                                                A2/A                 2,275,000           2,390,069
       --------------------------------------------------------------------------------------------------------------------------
       CA PC FA RRB, San Diego Gas & Electric Co. Project,
       Series A, 5.90%, 6/1/14                                                 A2/A                 1,500,000           1,566,015
       --------------------------------------------------------------------------------------------------------------------------
       CA PC FA RRB, SWD, Prerefunded,
       North Cnty. Recycling Center, Escrowed to Maturity,
       Series A, 6.75%, 7/1/11                                                 Aaa/AAA                500,000             579,180
       --------------------------------------------------------------------------------------------------------------------------
       CA PWBL RB:
       Department of Corrections-Madera State Prison,
       Series E, 5.50%, 6/1/15                                                 A1/A/A-              3,000,000           2,947,110
       University of California Regents,
       Prerefunded, Series A, 7%, 9/1/15                                       Aaa/AAA/AAA          9,650,000          10,697,507
       --------------------------------------------------------------------------------------------------------------------------
       CA Statewide CDAU Revenue COP,
       Cedars-Sinai Medical Center, 5.40%, 11/1/15                             A1/NR                4,100,000           3,806,932
       --------------------------------------------------------------------------------------------------------------------------
       Campbell, CA Refunding COP, Civic Center Project,
       Unrefunded Balance, 6.75%, 10/1/17                                      A/A-                 1,130,000           1,204,636
       --------------------------------------------------------------------------------------------------------------------------
       Capistrano, CA Unified School District CFD
       Special Tax Bonds:
       No. 87-1, 7.60%, 9/1/14                                                 Aaa/NR               4,000,000           4,418,480
       No. 92-1, 7.10%, 9/1/21                                                 NR/NR                3,250,000           3,267,160
       --------------------------------------------------------------------------------------------------------------------------
       Central CA Joint Powers Health FAU COP, Community
       Hospitals of Central California Project, 5%, 2/1/23                     Baa1/NR/A-           8,500,000           7,167,115

7      Oppenheimer California Municipal Fund

                                                                               RATINGS: MOODY'S/  FACE               MARKET VALUE
                                                                               S&P'S/FITCH'S      AMOUNT             SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA (CONTINUED)
       Clovis, CA Unified School District CAP GOB,
       Series D, FGIC Insured, Zero Coupon, 5.60%, 8/1/10(1)                   Aaa/AAA             $2,500,000         $ 1,203,375
       --------------------------------------------------------------------------------------------------------------------------
       Commerce, CA Joint Powers FAU Lease RB,
       Community Center, Series A, 6.25%, 10/1/22(2)                           Baa2/NR              1,410,000           1,415,175
       --------------------------------------------------------------------------------------------------------------------------
       Contra Costa, CA Transportation Authority
       Sales Tax RB, Escrowed to Maturity, Series A,
       FGIC Insured, 6.50%, 3/1/09                                             Aaa/AAA/AAA            750,000             850,710
       --------------------------------------------------------------------------------------------------------------------------
       Corona, CA COP, Vista Hospital Project,
       Prerefunded, Series B, 10%, 11/1/20                                     Aaa/AAA             13,175,000          17,008,793
       --------------------------------------------------------------------------------------------------------------------------
       Duarte, CA COP, City of Hope National
       Medical Center, 6.25%, 4/1/23                                           Baa1/NR              4,500,000           4,536,135
       --------------------------------------------------------------------------------------------------------------------------
       East Bay, CA Regional Park District GOB,
       Series B, 6.375%, 9/1/10                                                Aa/AA-                 500,000             525,845
       --------------------------------------------------------------------------------------------------------------------------
       Escondido, CA Union High School District CAP Bonds:
       Zero Coupon, 6.20%, 11/1/18(1)                                          Aaa/AAA              6,000,000           1,737,480
       Zero Coupon, 6.20%, 11/1/19(1)                                          Aaa/AAA              2,000,000             547,080
       --------------------------------------------------------------------------------------------------------------------------
       Fairfield, CA PFAU RRB, Municipal Park Improvement
       District No. 1, FGIC Insured, 6.25%, 7/1/14                             Aaa/AAA/AAA          1,000,000           1,051,640
       --------------------------------------------------------------------------------------------------------------------------
       Foothill/Eastern Transportation Corridor Agency CA
       Toll Road RB, Sr. Lien, Series A, 6.50%, 1/1/32                         Baa/BBB-/BBB         4,600,000           4,788,922
       --------------------------------------------------------------------------------------------------------------------------
       Fresno, CA Unified School District COP, 7%, 5/1/12                      A/BBB+                 250,000             261,013
       --------------------------------------------------------------------------------------------------------------------------
       Fresno, CA WS RB, Prerefunded, Series A, 7.30%, 6/1/20                  NR/NR                1,500,000           1,595,670
       --------------------------------------------------------------------------------------------------------------------------
       Industry, CA Improvement Bond Act of 1915 Bonds,
       Assessment District No. 91-1, 7.65%, 9/2/21                             NR/NR                1,750,000           1,804,933
       --------------------------------------------------------------------------------------------------------------------------
       Industry, CA Urban Development Agency Tax
       Allocation Bonds, Transportation Distribution
       Project No. 3, 6.90%, 11/1/07                                           NR/A-                  500,000             542,885
       --------------------------------------------------------------------------------------------------------------------------
       Intermodal Container Transfer Facility Joint
       PAU CA RRB, Southern Pacific Transportation Co.,
       Series A, 7.70%, 11/1/14                                                NR/A                 1,000,000           1,062,670
       --------------------------------------------------------------------------------------------------------------------------
       La Quinta, CA RA Refunding Tax Allocation Bonds,
       La Quinta Project, Prerefunded, 8.40%, 9/1/12                           Aaa/AAA              1,000,000           1,153,270
       --------------------------------------------------------------------------------------------------------------------------
       Lake Elsinore, CA Recreation Authority RB,
       Public Facilities Project, Series A, 7.10%, 2/1/17                      NR/NR                2,960,000           2,967,252
       --------------------------------------------------------------------------------------------------------------------------
       Long Beach, CA Harbor RB:
       5.125%, 5/15/18                                                         Aa/AA-               5,700,000           5,158,272
       MBIA Insured, 9%, 5/15/02                                               Aaa/AAA              5,000,000           5,972,650
       --------------------------------------------------------------------------------------------------------------------------
       Los Angeles Cnty., CA COP, 6.50%, 3/1/10                                Baa1/BBB             1,500,000           1,543,905
       --------------------------------------------------------------------------------------------------------------------------
       Los Angeles Cnty., CA COP, Disney Parking Project:
       Zero Coupon, 6.924%, 9/1/10(1)                                          Baa1/BBB/A-          5,960,000           2,563,098
       Zero Coupon, 6.95%, 9/1/11(1)                                           Baa1/BBB/A-          2,900,000           1,163,770
       Zero Coupon, 7.03%, 9/1/13(1)                                           Baa1/BBB/A-          4,500,000           1,567,890

8      Oppenheimer California Municipal Fund

                                                                               RATINGS: MOODY'S/   FACE             MARKET VALUE
                                                                               S&P'S/FITCH'S       AMOUNT           SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA (CONTINUED)
       Los Angeles Cnty., CA Public Works FAU Lease RRB,
       Series B, 5.25%, 9/1/15                                                 Aaa/AAA             $1,000,000        $   967,130
       -------------------------------------------------------------------------------------------------------------------------
       Los Angeles, CA Community RA FAU RB,
       Grand Central Square MH:
       Series A, 5.90%, 12/1/13                                                Ba/BB                  500,000            490,805
       Series A, 5.90%, 12/1/26                                                Ba/BB                2,600,000          2,513,108
       -------------------------------------------------------------------------------------------------------------------------
       Los Angeles, CA Community RA Tax Allocation
       Refunding Bonds, North Hollywood, Series B,
       Prerefunded, MBIA Insured, 7%, 7/1/15                                   Aaa/AAA              2,000,000          2,174,860
       -------------------------------------------------------------------------------------------------------------------------
       Los Angeles, CA Convention & Exhibition Center
       Authority Refunding COP, Prerefunded, Series A,
       7.375%, 8/15/18                                                         Aaa/AAA              7,400,000          8,104,110
       -------------------------------------------------------------------------------------------------------------------------
       Los Angeles, CA Unified School District Refunding COP,
       Dr. Francisco Bravo Medical Project, 6.60%, 6/1/06                      A/A-/A                 250,000            269,353
       -------------------------------------------------------------------------------------------------------------------------
       M-S-R CA PPA RB, San Juan Project,
       Series C, AMBAC Insured, 6.875%, 7/1/19                                 Aaa/AAA/AAA          2,000,000          2,044,460
       -------------------------------------------------------------------------------------------------------------------------
       M-S-R CA PPA RRB, San Juan Project,
       Series C, 6.875%, 7/1/19                                                A/A                    760,000            776,469
       -------------------------------------------------------------------------------------------------------------------------
       Merced, CA PFAU Tax Allocation Bonds,
       Series A-1, 5.50%, 12/1/10                                              NR/A-                  500,000            495,425
       -------------------------------------------------------------------------------------------------------------------------
       Metropolitan Water District of Southern CA
       Waterworks RRB, 5.489%, 10/30/20                                        Aa/AA                6,600,000          6,407,874
       -------------------------------------------------------------------------------------------------------------------------
       Northern CA Transmission Agency RB,
       California-Oregon Transmission Project, Prerefunded,
       Series A, MBIA Insured, 7%, 5/1/24                                      Aaa/AAA              7,300,000          8,004,085
       -------------------------------------------------------------------------------------------------------------------------
       Oakland, CA RA Refunding Bonds, MBIA Insured,
       Inverse Floater, 8.219%, 9/1/19(3)                                      Aaa/AAA              4,300,000          4,402,125
       -------------------------------------------------------------------------------------------------------------------------
       Oakland, CA RRB, Municipal Retirement
       System Pension Fund, Series A,
       FGIC Insured, 7.60%, 8/1/21                                             Aaa/AAA/AAA          2,000,000          2,132,260
       -------------------------------------------------------------------------------------------------------------------------
       Orange Cnty., CA CFD Special Tax Bonds:
       No. 87-3, Mission Viejo, Prerefunded,
       Series A, 8.05%, 8/15/08                                                NR/NR                3,000,000          3,242,040
       No. 88-1, Aliso Viejo, Prerefunded,
       Series A, 7.10%, 8/15/05                                                NR/AAA               1,440,000          1,651,493
       No. 88-1, Aliso Viejo, Prerefunded,
       Series A, 7.35%, 8/15/18                                                NR/AAA               8,000,000          9,272,320
       -------------------------------------------------------------------------------------------------------------------------
       Orange Cnty., CA Improvement Bond Act of 1915
       Assessment No. 88-1, 6.25%, 9/2/18                                      NR/NR                2,300,000          2,320,447
       -------------------------------------------------------------------------------------------------------------------------
       Pittsburg, CA Improvement Bond Act of 1915
       Bonds Assessment District 1990-01, 7.75%, 9/2/20                        NR/NR                1,235,000          1,273,421
       -------------------------------------------------------------------------------------------------------------------------
       Pittsburg, CA RA Tax Allocation Sub. Bonds,
       Los Medanos Community Development Project,
       6.20%, 8/1/19                                                           NR/BBB               2,500,000          2,492,500
       -------------------------------------------------------------------------------------------------------------------------
       Placentia, CA PFAU Special Tax RB, Jr. Lien,
       Series B, 6.60%, 9/1/15                                                 NR/NR                1,600,000          1,582,176
       -------------------------------------------------------------------------------------------------------------------------
       Pomona, CA SFM RRB, Escrowed to Maturity:
       Series A, 7.60%, 5/1/23                                                 NR/AAA               4,500,000          5,659,965
       Series B, 7.50%, 8/1/23                                                 Aaa/AAA                500,000            623,895
       -------------------------------------------------------------------------------------------------------------------------
       Pomona, CA Unified School District GORB, Series A,
       MBIA Insured, 6.15%, 8/1/15                                             Aaa/AAA              3,000,000          3,196,770

9      Oppenheimer California Municipal Fund

                                                                               RATINGS: MOODY'S/   FACE              MARKET VALUE
                                                                               S&P'S/FITCH'S       AMOUNT            SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA (CONTINUED)
       Port Oakland, CA Port RB, Series G,
       MBIA Insured, 5.375%, 11/1/25                                           Aaa/AAA/AAA         $10,650,000       $  9,941,988
       --------------------------------------------------------------------------------------------------------------------------
       Rancho CA Water District FAU RRB, AMBAC Insured,
       5%, 8/15/14                                                             Aaa/AAA/AAA           4,500,000          4,231,890
       --------------------------------------------------------------------------------------------------------------------------
       Rancho Cucamonga, CA RA Tax Allocation Bonds,
       MBIA Insured, 5.25%, 9/1/26                                             Aaa/AAA               2,000,000          1,884,180
       --------------------------------------------------------------------------------------------------------------------------
       Redding, CA Electric System Revenue COP:
       FGIC Insured, Inverse Floater, 7.586%, 6/1/19(3)                        Aaa/AAA/AAA           4,000,000          3,830,000
       MBIA Insured, Inverse Floater, 8.964%, 7/8/22(3)                        Aaa/AAA               2,500,000          2,993,750
       --------------------------------------------------------------------------------------------------------------------------
       Riverside Cnty., CA CFD Special Tax Bonds,
       No. 88-12, 7.55%, 9/1/17                                                NR/NR                 3,000,000          3,134,610
       --------------------------------------------------------------------------------------------------------------------------
       Riverside Cnty., CA SFM RB, Escrowed to Maturity,
       Series A, 7.80%, 5/1/21                                                 Aaa/AAA                 300,000            386,028
       --------------------------------------------------------------------------------------------------------------------------
       Sacramento Cnty., CA SFM RB,
       Escrowed to Maturity, 8.125%, 7/1/16(4)                                 Aaa/AAA              10,000,000         12,834,800
       --------------------------------------------------------------------------------------------------------------------------
       Sacramento, CA Cogeneration Authority RB,
       Procter & Gamble Project, 6.50%, 7/1/14                                 NR/BBB-               5,000,000          5,189,300
       --------------------------------------------------------------------------------------------------------------------------
       Sacramento, CA MUD Electric RB, Prerefunded,
       Series W, 7.50%, 8/15/18                                                Aaa/AAA/A-            5,000,000          5,281,550
       --------------------------------------------------------------------------------------------------------------------------
       Sacramento, CA MUD Electric RRB, FGIC Insured,
       Inverse Floater, 8.868%, 8/15/18(3)                                     Aaa/AAA/AAA           5,500,000          6,077,500
       --------------------------------------------------------------------------------------------------------------------------
       Sacramento, CA PAU RB, Cogeneration Project,
       6%, 7/1/22                                                              NR/BBB-                7,300,000          7,275,983
       --------------------------------------------------------------------------------------------------------------------------
       Saddleback Community College District,
       CA Refunding COP, BIG Insured, 7%, 8/1/19                               Aaa/AAA               1,000,000          1,073,310
       --------------------------------------------------------------------------------------------------------------------------
       San Bernardino Cnty., CA COP, Medical Center
       Financing Project, 5.50%, 8/1/17                                        Baa1/A-               5,250,000          5,047,350
       --------------------------------------------------------------------------------------------------------------------------
       San Diego Cnty., CA COP, MBIA Insured,
       Inverse Floater, 8.976%, 11/18/19(3)                                    A1/A                  2,000,000          2,187,500
       --------------------------------------------------------------------------------------------------------------------------
       San Diego Cnty., CA Water Authority Revenue COP,
       Series 91-B, MBIA Insured, Inverse Floater,
       8.73%, 4/8/21(3)                                                        Aaa/AAA               3,000,000          3,322,500
       --------------------------------------------------------------------------------------------------------------------------
       San Joaquin Hills, CA Transportation Corridor
       Agency Toll Road RB, Sr. Lien:
       5%, 1/1/33                                                              NR/NR/BBB             8,000,000          6,851,680
       6.75%, 1/1/32                                                           NR/NR/BBB             7,000,000          7,364,770
       --------------------------------------------------------------------------------------------------------------------------
       Santa Margarita/Dana Point, CA Authority RB,
       Improvement Districts 3-3A-4 & 4A,
       Series B, MBIA Insured, 7.25%, 8/1/14                                   Aaa/AAA                 680,000            817,809
       --------------------------------------------------------------------------------------------------------------------------
       Southern CA Home FAU SFM RB, Series A, 7.35%, 9/1/24                    NR/AAA                1,670,000          1,746,219
       --------------------------------------------------------------------------------------------------------------------------
       Southern CA Public PAU Transmission Project RB,
       Inverse Floater, 7.812%, 7/1/12(3)                                      Aa/A+                 5,500,000          5,768,125
       --------------------------------------------------------------------------------------------------------------------------
       Tustin, CA Unified School District Special Tax RB,
       CFD 88-1, Series B, 6.375%, 9/1/21                                      NR/NR                 3,500,000          3,511,130
       --------------------------------------------------------------------------------------------------------------------------
       University of CA Regents RB, Multiple Purpose Projects,
       Prerefunded, Series A, 6.875%, 9/1/16                                   NR/A                  1,950,000          2,205,704
       --------------------------------------------------------------------------------------------------------------------------
       West & Central Basin FAU CA RRB,
       West Basin Refunding Project, Series A,
       AMBAC Insured, 5%, 8/1/16                                               Aaa/AAA/AAA           5,000,000          4,555,550
                                                                                                                    -------------
                                                                                                                      324,248,240

10     Oppenheimer California Municipal Fund

                                                                               RATINGS: MOODY'S/   FACE             MARKET VALUE
                                                                               S&P'S/FITCH'S       AMOUNT           SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS--8.6%
--------------------------------------------------------------------------------------------------------------------------------
       Guam PAU RB, Series A, 6.625%, 10/1/14                                  NR/BBB              $2,000,000       $  2,077,840
       -------------------------------------------------------------------------------------------------------------------------
       PR Commonwealth GOB, 6.50%, 7/1/15                                      Baa1/A               3,000,000          3,316,770
       -------------------------------------------------------------------------------------------------------------------------
       PR Commonwealth GOB, MBIA Insured,
       Inverse Floater, 7.612%, 7/1/08(3)                                      Aaa/AAA              3,500,000          3,758,125
       -------------------------------------------------------------------------------------------------------------------------
       PR Commonwealth HTAU RB, Series Y, 5.50%, 7/1/36                        Baa1/A               7,025,000          6,725,595
       -------------------------------------------------------------------------------------------------------------------------
       PR EPAU RB, Prerefunded, Series P, 7%, 7/1/21                           Aaa/BBB+             4,000,000          4,492,040
       -------------------------------------------------------------------------------------------------------------------------
       PR Housing Bank & Finance Agency SFM RB,
       Affordable Housing Mtg.-Portfolio I, 6.25%, 4/1/29                      Aaa/AAA              6,600,000          6,698,472
       -------------------------------------------------------------------------------------------------------------------------
       PR Housing Finance Corp. SFM RB, Portfolio 1,
       Series B, 7.65%, 10/15/22                                               Aaa/AAA                845,000            887,630
       -------------------------------------------------------------------------------------------------------------------------
       PR Industrial, Medical & Environmental
       PC Facilities Tourist RB, Mennonite General
       Hospital Project, Series A, 6.50%, 7/1/12                               NR/BBB--/BBB         2,400,000          2,457,744
       -------------------------------------------------------------------------------------------------------------------------
       PR Industrial, Medical & Environmental PC RB,
       American Home Products, 5.10%, 12/1/18                                  Aaa/NR                 500,000            457,800
                                                                                                                    ------------
                                                                                                                      30,872,016
                                                                                                                    ------------
Total Municipal Bonds and Notes (Cost $344,018,554)                                                                  355,120,256

================================================================================================================================
SHORT-TERM TAX-EXEMPT OBLIGATIONS--2.6%
--------------------------------------------------------------------------------------------------------------------------------
       CA GOB, Series A-3, MBIA Insured, 3.75%, 4/1/97(5)                                             900,000            900,000
       -------------------------------------------------------------------------------------------------------------------------
       CA HFFAU RRB, Catholic West Project, Series C,
       MBIA Insured, 3.45%, 2/3/97(5)                                                               5,000,000          5,000,000
       -------------------------------------------------------------------------------------------------------------------------
       Metropolitan Water District of Southern CA
       Waterworks RRB, Series A, AMBAC Insured, 3.45%, 6/1/97(5)                                    3,000,000          3,000,000
       -------------------------------------------------------------------------------------------------------------------------
       Orange Cnty., CA Sanitation District COP,
       FGIC Insured, 3.50%, 2/7/97(5)                                                                 500,000            500,000
       -------------------------------------------------------------------------------------------------------------------------
       Total Short-Term Tax-Exempt Obligations (Cost $9,400,000)                                                       9,400,000

================================================================================================================================
TOTAL INVESTMENTS, AT VALUE (COST $353,418,553)                                                         101.9%       364,520,256
--------------------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                                    (1.9)        (6,876,045)
                                                                                                 ------------       ------------
NET ASSETS                                                                                              100.0%      $357,644,211
                                                                                                 ============       ============

       1. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

       2. When-issued security to be delivered and settled after January 31, 1997.

       3. Represents the current interest rate for a variable rate bond. These bonds known as "inverse floaters" pay interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $32,339,625 or 9.04% of the Fund's net assets at January 31, 1997.

       4. Securities with an aggregate market value of $385,044 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.

       5. Floating or variable rate obligation. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on January 31, 1997. This instrument may also have a demand feature which allows the recovery of principal at any time, or at specified intervals not exceeding one year, on up to 30 days' notice. Maturity date shown represents effective maturity based on variable rate and, if applicable, demand feature.

       As of January 31, 1997, securities subject to the alternative minimum tax amounted to $66,821,840 or 18.68% of the Fund's net assets.

11     Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
       Distribution of investments by industry, as a percentage of total investments at value, is as follows:

       INDUSTRY                                                                              MARKET VALUE            PERCENT
       ---------------------------------------------------------------------------------------------------------------------
       Hospital/Healthcare                                                                  $ 58,515,702                16.0%
       ---------------------------------------------------------------------------------------------------------------------
       Special Assessment                                                                     55,834,235                15.4
       ---------------------------------------------------------------------------------------------------------------------
       Electric Utilities                                                                     53,811,102                14.7
       ---------------------------------------------------------------------------------------------------------------------
       Single Family Housing                                                                  50,001,239                13.7
       ---------------------------------------------------------------------------------------------------------------------
       Lease Rental                                                                           46,114,449                12.7
       ---------------------------------------------------------------------------------------------------------------------
       Highways                                                                               25,730,966                 7.1
       ---------------------------------------------------------------------------------------------------------------------
       Water Utilities                                                                        23,113,484                 6.3
       ---------------------------------------------------------------------------------------------------------------------
       Marine/Aviation Facilities                                                             22,135,580                 6.1
       ---------------------------------------------------------------------------------------------------------------------
       General Obligation                                                                     15,185,445                 4.2
       ---------------------------------------------------------------------------------------------------------------------
       Higher Education                                                                        5,581,076                 1.5
       ---------------------------------------------------------------------------------------------------------------------
       Pollution Control                                                                       3,956,085                 1.1
       ---------------------------------------------------------------------------------------------------------------------
       Multi-Family Housing                                                                    3,003,913                 0.8
       ---------------------------------------------------------------------------------------------------------------------
       Resource Recovery                                                                       1,079,180                 0.3
       ---------------------------------------------------------------------------------------------------------------------
       Manufacturing, Non-Durable Goods                                                          457,800                 0.1
                                                                                            ------------               -----
                                                                                            $364,520,256               100.0%
                                                                                            ============               ======

      To simplify the listings of the Oppenheimer California Municipal Fund holdings in the Statement of Investments, we have abbreviated the descriptions of many of the securities per the table below:

       CAP    --Capital Appreciation                             MH    --Multifamily Housing
       CDAU   --Communities Development Authority                MUD   --Municipal Utility District
       CFD    --Community Facilities District                    PAU   --Power Authority
       CIA    --Community Improvement Agency                     PC    --Pollution Control
       COP    --Certificates of Participation                    PFAU  --Public Finance Authority
       EPAU   --Electric Power Authority                         PPA   --Public Power Agency
       FA     --Facilities Authority                             PWBL  --Public Works Board Lease
       FAU    --Finance Authority                                RA    --Redevelopment Agency
       GOB    --General Obligation Bonds                         RB    --Revenue Bonds
       GORB   --General Obligation Refunding Bonds               RRB   --Revenue Refunding Bonds
       HF     --Health Facilities                                SFM   --Single Family Mortgage
       HFA    --Housing Finance Agency                           SWD   --Solid Waste Disposal
       HFFAU  --Health Facilities Finance Authority              WS    --Water System
       HTAU   --Highway & Transportation Authority

       See accompanying Notes to Financial Statements.

12     Oppenheimer California Municipal Fund

STATEMENT OF ASSETS AND LIABILITIES   January 31, 1997 (Unaudited)

================================================================================================================================
ASSETS
       Investments, at value (cost $353,418,553)--see accompanying statement                                        $364,520,256
       -------------------------------------------------------------------------------------------------------------------------
       Cash                                                                                                              750,486
       -------------------------------------------------------------------------------------------------------------------------
       Receivables:
       Interest                                                                                                        5,576,012
       Investments sold                                                                                                1,892,911
       Shares of beneficial interest sold                                                                              1,400,189
       -------------------------------------------------------------------------------------------------------------------------
       Other                                                                                                              16,525
                                                                                                                    ------------
       Total assets                                                                                                  374,156,379

================================================================================================================================
LIABILITIES
       Payables and other liabilities:
       Investments purchased                                                                                          14,520,254
       Dividends                                                                                                       1,089,158
       Shares of beneficial interest redeemed                                                                            621,655
       Trustees' fees                                                                                                    118,390
       Distribution and service plan fees                                                                                 74,792
       Daily variation on futures contracts--Note 5                                                                       38,449
       Other                                                                                                              49,470
                                                                                                                    ------------
       Total liabilities                                                                                              16,512,168

================================================================================================================================
NET ASSETS                                                                                                          $357,644,211
                                                                                                                    ============

================================================================================================================================
COMPOSITION OF
NET ASSETS
       Paid-in capital                                                                                              $345,483,439
       -------------------------------------------------------------------------------------------------------------------------
       Undistributed net investment income                                                                             1,047,746
       -------------------------------------------------------------------------------------------------------------------------
       Accumulated net realized gain on investment transactions                                                           18,386
       -------------------------------------------------------------------------------------------------------------------------
       Net unrealized appreciation on investments--Notes 3 and 5                                                      11,094,640
                                                                                                                    ------------
       Net assets                                                                                                   $357,644,211
                                                                                                                    ============

================================================================================================================================
NET ASSET VALUE
PER SHARE
       Class A Shares:
       Net asset value and redemption price per share (based on net assets
       of $287,591,896 and 27,281,127 shares of beneficial interest outstanding)                                          $10.54
       Maximum offering price per share (net asset value plus sales charge
       of 4.75% of offering price)                                                                                        $11.07

       -------------------------------------------------------------------------------------------------------------------------
       Class B Shares:
       Net asset value, redemption price and offering price per share (based on net
       assets of $65,793,029 and 6,239,750 shares of beneficial interest outstanding)                                     $10.54

       -------------------------------------------------------------------------------------------------------------------------
       Class C Shares:
       Net asset value, redemption price and offering price per share (based on net
       assets of $4,259,286 and 404,424 shares of beneficial interest outstanding)                                        $10.53

       See accompanying Notes to Financial Statements.

13     Oppenheimer California Municipal Fund

STATEMENT OF OPERATIONS   For the Six Months Ended January 31, 1997 (Unaudited)

================================================================================================================================
INVESTMENT INCOME
       Interest                                                                                                      $11,326,002
================================================================================================================================
EXPENSES
       Management fees--Note 4                                                                                         1,008,805
       -------------------------------------------------------------------------------------------------------------------------
       Distribution and service plan fees--Note 4:
       Class A                                                                                                           355,444
       Class B                                                                                                           292,310
       Class C                                                                                                            15,725
       -------------------------------------------------------------------------------------------------------------------------
       Transfer and shareholder servicing agent fees--Note 4                                                              88,333
       -------------------------------------------------------------------------------------------------------------------------
       Shareholder reports                                                                                                51,323
       -------------------------------------------------------------------------------------------------------------------------
       Trustees' fees and expenses--Note 1                                                                                40,819
       -------------------------------------------------------------------------------------------------------------------------
       Legal and auditing fees                                                                                            19,331
       -------------------------------------------------------------------------------------------------------------------------
       Custodian fees and expenses                                                                                        11,527
       -------------------------------------------------------------------------------------------------------------------------
       Insurance expenses                                                                                                  8,084
       -------------------------------------------------------------------------------------------------------------------------
       Registration and filing fees:
       Class B                                                                                                             4,058
       Class C                                                                                                               670
       -------------------------------------------------------------------------------------------------------------------------
       Other                                                                                                               3,910
                                                                                                                     -----------
       Total expenses                                                                                                  1,900,339

================================================================================================================================
NET INVESTMENT INCOME                                                                                                  9,425,663

================================================================================================================================
REALIZED AND UNREALIZED
GAIN (LOSS)
       Net realized gain on:
       Investments                                                                                                     1,214,776
       Closing of futures contracts                                                                                     (419,880)
                                                                                                                     -----------
       Net realized gain                                                                                                 794,896
       -------------------------------------------------------------------------------------------------------------------------
       Net change in unrealized appreciation or depreciation on investments                                            4,199,614
                                                                                                                     -----------
       Net realized and unrealized gain                                                                                4,994,510

================================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                 $14,420,173
                                                                                                                     ===========

       See accompanying Notes to Financial Statements.

14     Oppenheimer California Municipal Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                            SIX MONTHS ENDED     PERIOD ENDED       YEAR ENDED
                                                                            JANUARY 31, 1997     JULY 31,           DECEMBER 31,
                                                                            (UNAUDITED)          1996(1)            1995
================================================================================================================================
OPERATIONS
       Net investment income                                                $  9,425,663         $ 10,332,070       $ 15,558,791
       -------------------------------------------------------------------------------------------------------------------------
       Net realized gain (loss)                                                  794,896              350,347           (187,865)
       -------------------------------------------------------------------------------------------------------------------------
       Net change in unrealized appreciation or depreciation                   4,199,614           (9,638,403)        33,596,236
                                                                            ------------         ------------       ------------
       Net increase in net assets resulting from operations                   14,420,173            1,044,014         48,967,162

================================================================================================================================
DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS
       Dividends from net investment income:
       Class A                                                                (7,832,341)          (8,865,165)       (13,975,299)
       Class B                                                                (1,342,452)          (1,260,228)        (1,412,825)
       Class C                                                                   (71,269)             (30,161)              (556)
       -------------------------------------------------------------------------------------------------------------------------
       Dividends in excess of net investment income:
       Class A                                                                        --                   --           (350,447)
       Class B                                                                        --                   --            (50,636)
       Class C                                                                        --                   --               (153)

================================================================================================================================
BENEFICIAL INTEREST
TRANSACTIONS
       Net increase (decrease) in net assets resulting from
       beneficial interest transactions--Note 2:
       Class A                                                                (2,748,942)           8,617,533         35,765,117
       Class B                                                                12,929,925           12,021,290         17,684,830
       Class C                                                                 2,047,441            2,058,790            122,526

================================================================================================================================
NET ASSETS
       Total increase                                                         17,402,535           13,586,073         86,749,719
       -------------------------------------------------------------------------------------------------------------------------
       Beginning of period                                                   340,241,676          326,655,603        239,905,884
                                                                            ------------         ------------       ------------
       End of period (including undistributed net investment
       income of $1,047,746, $756,370 and $868,145, respectively)           $357,644,211         $340,241,676       $326,655,603
                                                                            ============         ============       ============

       1. The Fund changed its fiscal year end from December 31 to July 31.

       See accompanying Notes to Financial Statements.

15     Oppenheimer California Municipal Fund

       FINANCIAL HIGHLIGHTS


                                                             CLASS A
                                                             ----------------------------------------------------------------
                                                             SIX MONTHS         PERIOD
                                                             ENDED              ENDED
                                                             JANUARY 31, 1997   JULY 31,           YEAR ENDED DECEMBER 31,
                                                             (UNAUDITED)        1996(2)            1995             1994
=============================================================================================================================
        PER SHARE OPERATING DATA:
        Net asset value, beginning of period                 $    10.39          $   10.69           $   9.45        $  10.97
        ---------------------------------------------------------------------------------------------------------------------
        Income (loss) from investment operations:                   .29                .33                .58             .60
        Net investment income                                       .14               (.30)              1.25           (1.51)
        Net realized and unrealized gain (loss)              ----------         ----------           --------        ---------
                                                                    .43                .03               1.83            (.91)
        Total income (loss) from investment operations
        ---------------------------------------------------------------------------------------------------------------------
        Dividends and distributions to shareholders:
        Dividends from net investment income                       (.28)              (.33)              (.58)           (.61)
        Dividends in excess of net investment income                 --                 --               (.01)             --
        Distributions from net realized gain                         --                 --                 --              --
                                                             ----------         ----------           --------        --------
        Total dividends and distributions to shareholders          (.28)              (.33)              (.59)           (.61)
        ---------------------------------------------------------------------------------------------------------------------
        Net asset value, end of period                         $  10.54           $  10.39           $  10.69        $   9.45
                                                               ========           ========           ========        ========

        =====================================================================================================================
        TOTAL RETURN, AT NET ASSET VALUE(4)                        4.25%              0.34%             19.76%          (8.49)%

        =====================================================================================================================
        RATIOS/SUPPLEMENTAL DATA:
        Net assets, end of period (in thousands)               $287,592           $286,033           $285,307        $219,682
        ---------------------------------------------------------------------------------------------------------------------
        Average net assets (in thousands)                      $289,895           $279,796           $250,188        $248,850
        ---------------------------------------------------------------------------------------------------------------------
        Ratios to average net assets:
        Net investment income                                      5.46%(5)           5.53%(5)           5.64%           5.99%
        Expenses, before voluntary assumption by
        the Manager                                                0.94%(5)           0.97%(5)           0.95%           0.96%
        Expenses, net of voluntary assumption by
        the Manager                                                N/A                N/A                N/A             N/A
        ---------------------------------------------------------------------------------------------------------------------
        Portfolio turnover rate(6)                                 12.0%              14.0%              23.0%           21.9%

       1. For the period from November 1, 1995 (inception of offering) to December 31, 1995.

       2. The Fund changed its fiscal year end from December 31 to July 31.

       3. For the period from May 1, 1993 (inception of offering) to December 31, 1993.

       4. Assumes a hypothetical initial investment on the business day before the first day last business day of the fiscal period. Sales charges are not reflected in the total of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the returns. Total returns are not annualized for periods of less than one full year.



16     Oppenheimer California Municipal Fund

    CLASS A                         CLASS B
    --------------------------      --------------------------
                                    SIX MONTHS        PERIOD
                                    ENDED             ENDED
                                    JANUARY 31, 1997  JULY 31,
    1993            1992            (UNAUDITED)       1996(2)
==============================================================

    $  10.35       $  10.22         $  10.39          $  10.69
--------------------------------------------------------------

         .62            .61              .24               .28
         .72            .20              .15              (.30)
    --------       --------         --------          --------
        1.34            .81              .39              (.02)
--------------------------------------------------------------

        (.65)          (.60)            (.24)             (.28)
          --             --               --                --
        (.07)          (.08)              --                --
    --------       --------         --------          --------
        (.72)          (.68)            (.24)             (.28)
--------------------------------------------------------------
    $  10.97       $  10.35          $ 10.54           $ 10.39
    ========       ========         ========           =======

==============================================================
       13.26%          8.28%            3.84%            (0.12)%

==============================================================

    $266,490       $204,349          $65,793           $52,038
--------------------------------------------------------------
    $245,193       $174,055          $58,187           $46,422
--------------------------------------------------------------

        5.74%          6.07%            4.67%(5)          4.74%(5)

        0.97%          1.07%            1.70%(5)          1.74%(5)

        N/A            N/A              N/A               N/A
---------------------------------------------------------------
        13.7%          26.8%            12.0%             14.0%


     CLASS B                                          CLASS C               CLASS C
     -----------------------------------------        --------------        -------------------------
                                                      SIX MONTHS
                                                      ENDED                 PERIOD ENDED
     YEAR ENDED DECEMBER 31,                          JANUARY 31, 1997      JULY 31,        DEC. 31,
     1995            1994           1993(3)           (UNAUDITED)           1996(2)         1995(1)
==================================================================================================

     $     9.44         $ 10.98     $    10.72        $ 10.38            $  10.68        $   10.46
--------------------------------------------------------------------------------------------------

            .51             .54            .35            .24                 .27              .08
           1.25           (1.55)           .34            .15                (.30)             .22
     ----------      ----------     ----------        -------            --------        ---------
           1.76           (1.01)           .69            .39                (.03)             .30
--------------------------------------------------------------------------------------------------

           (.50)           (.53)          (.36)             (.24)            (.27)            (.07)
           (.01)             --             --                --               --             (.01)
             --              --           (.07)               --               --               --
     ----------      ----------     ----------        ----------         --------        ---------
           (.51)           (.53)          (.43)             (.24)            (.27)            (.08)
--------------------------------------------------------------------------------------------------
        $ 10.69         $  9.44         $10.98            $10.53         $  10.38        $   10.68
     ==========      ==========     ==========        ===========        ========        =========

==================================================================================================
          18.97%          (9.39)%         6.66%             3.83%          (0.19)%            2.90%

==================================================================================================

        $41,224         $20,224         $9,921            $4,259         $  2,171        $     125
--------------------------------------------------------------------------------------------------
        $29,918         $16,552         $5,218            $3,138         $  1,156        $      91
--------------------------------------------------------------------------------------------------

           4.82%           5.17%          4.57%(5)          4.60%(5)         4.54%(5)         4.56%(5)

           1.72%           1.73%          1.79%(5)          1.72%(5)         1.80%(5)         1.68%(5)

           N/A             N/A            N/A               N/A               N/A              N/A
--------------------------------------------------------------------------------------------------
           23.0%           21.9%          13.7%             12.0%            14.0%            23.0%


       5. Annualized.

       6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended January 31, 1997 were $60,104,966 and $41,745,208, respectively.

       See accompanying Notes to Financial Statements.

17  Oppenheimer California Municipal Fund

NOTES TO FINANCIAL STATEMENTS   (Unaudited)

================================================================================
1. SIGNIFICANT
   ACCOUNTING POLICIES
       Oppenheimer California Municipal Fund (the Fund), formerly named Oppenheimer California Tax-Exempt Fund, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's investment objective is to seek as high a level of current interest income exempt from federal and California income taxes for individual investors as is available from municipal securities and consistent with preservation of capital. The Fund's investment adviser is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

       -------------------------------------------------------------------------
       INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

       -------------------------------------------------------------------------
       ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

       -------------------------------------------------------------------------
       FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

       -------------------------------------------------------------------------
       TRUSTEES' FEES AND EXPENSES. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended January 31, 1997, a provision of $14,542 was made for the Fund's projected benefit obligations, and payments of $7,544 were made to retired trustees, resulting in an accumulated liability of $113,274 at January 31, 1997.

       -------------------------------------------------------------------------
       DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

18     Oppenheimer California Municipal Fund

================================================================================
1. SIGNIFICANT
   ACCOUNTING POLICIES
   (CONTINUED)
       CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income
       (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of premium amortization for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain
       (loss) was recorded by the Fund.

       -------------------------------------------------------------------------
       OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Original issue discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. For bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. The Fund concentrates its investments in California and, therefore, may have more credit risks related to the economic conditions of California than a portfolio with a broader geographical diversification.

                     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. SHARES OF
   BENEFICIAL INTEREST
       The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                 SIX MONTHS ENDED JANUARY 31, 1997   PERIOD ENDED JULY 31, 1996(2)   YEAR ENDED DECEMBER 31, 1995(1)
                                 ---------------------------------   -----------------------------   ------------------------------
                                 SHARES                AMOUNT        SHARES                AMOUNT    SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Class A:
Sold                             1,842,916            $ 19,350,626    3,209,059       $ 33,325,829    5,047,063        $ 51,814,441
Issued in connection with the
acquisition of Quest California
Tax-Exempt Fund--Note 6                 --                      --           --                 --    1,757,696          18,455,811
Dividends and distributions
reinvested                         426,911               4,480,898      487,581          5,059,245      805,760           8,234,996
Redeemed                        (2,528,696)            (26,580,466)  (2,856,210)       (29,767,541)  (4,166,682)        (42,740,131)
                                ----------            ------------   ----------       ------------   ----------        ------------
Net increase (decrease)           (258,869)           $ (2,748,942)     840,430       $  8,617,533    3,443,837        $ 35,765,117
                                ==========            ============   ==========       ============   ==========        ============

-----------------------------------------------------------------------------------------------------------------------------------
Class B:
Sold                             1,473,504            $ 15,473,066    1,589,523       $ 16,574,775    1,996,884        $ 20,575,685
Dividends and distributions
reinvested                          73,934                 776,381       69,259            717,798       80,329             824,085
Redeemed                          (316,599)             (3,319,522)    (506,438)        (5,271,283)    (362,263)         (3,714,940)
                                ----------            ------------   ----------       ------------   ----------        ------------
Net increase                     1,230,839            $ 12,929,925    1,152,344       $ 12,021,290    1,714,950        $ 17,684,830
                                ==========            ============   ==========       ============   ==========        ============

-----------------------------------------------------------------------------------------------------------------------------------
Class C:
Sold                               235,517            $  2,468,690      213,392       $  2,220,863       11,729        $    123,162
Dividends and distributions
reinvested                           4,090                  42,910        1,712             17,557           36                 383
Redeemed                           (44,373)               (464,159)     (17,583)          (179,630)         (96)             (1,019)
                                ----------            ------------   ----------       ------------   ----------        ------------
Net increase                       195,234            $  2,047,441      197,521       $  2,058,790       11,669        $    122,526
                                ==========            ============   ==========       ============   ==========        ============


       1. For the year ended December 31, 1995 for both Class A and Class B shares and for the period from November 1, 1995 (inception of offering) to December 31, 1995 for Class C shares.

       2. The Fund changed its fiscal year end from December 31 to July 31.

19     Oppenheimer California Municipal Fund

================================================================================
3. UNREALIZED GAINS AND
   LOSSES ON INVESTMENTS
       At January 31, 1997, net unrealized appreciation on investments of $11,101,703 was composed of gross appreciation of $13,503,116, and gross depreciation of $2,401,413.

================================================================================
4. MANAGEMENT FEES
   AND OTHER TRANSACTIONS
   WITH AFFILIATES
       Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.60% on the first $200 million of average annual net assets, 0.55% on the next $100 million, 0.50% on the next $200 million, 0.45% on the next $250 million, 0.40% on the next $250 million and 0.35% on net assets in excess of $1 billion. The Manager has agreed to assume Fund expenses (with specified exceptions) in excess of the regulatory limitation of the State of California.

                     For the six months ended January 31, 1997, commissions (sales charges paid by investors) on sales of Class A shares totaled $485,866, of which $80,521 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $588,209 and $21,301. During the six months ended January 31, 1997, OFDI received contingent deferred sales charges of $77,804 and $1,445, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

                     OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

                     The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the six months ended January 31, 1997, OFDI paid $10,717 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

                     The Fund has adopted compensation type Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares, as compensation for sales commissions paid from its own resources at the time of sale and associated financing costs. If the Plans are terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plans were terminated. OFDI also receives a service fee of 0.25% per year as compensation for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other financial institutions. Both fees are computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the six months ended January 31, 1997, OFDI retained $249,893 and $14,546, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. At January 31, 1997, OFDI had incurred unreimbursed expenses of $2,259,003 for Class B and $54,823 for Class C.

20     Oppenheimer California Municipal Fund

================================================================================
5. FUTURES CONTRACTS

       The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

                     The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

                     Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

                     Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

                     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

       At January 31, 1997, the Fund had outstanding futures contracts to sell debt securities as follows:

                                                                       NUMBER OF             VALUATION AS OF       UNREALIZED
                                          EXPIRATION DATE              FUTURES CONTRACTS     JANUARY 31, 1997      DEPRECIATION
       ------------------------------------------------------------------------------------------------------------------------
       U.S. Treasury Bonds                3/97                         35                    $3,900,313                  $7,063

================================================================================
6. ACQUISITION OF
   QUEST CALIFORNIA
   TAX-EXEMPT FUND
       On November 24, 1995, Oppenheimer California Municipal Fund acquired all of the net assets of Quest California Tax-Exempt Fund, pursuant to an Agreement and Plan of Reorganization approved by the Quest California Tax-Exempt Fund shareholders on November 16, 1995. The Fund issued 1,757,696 shares of beneficial interest, valued at $18,455,811, in exchange for the net assets, resulting in combined net assets of $319,511,243 on November 24, 1995. The net assets acquired included net unrealized appreciation of $602,361. The exchange was tax-free.

21     Oppenheimer California Municipal Fund

OPPENHEIMER CALIFORNIA MUNICIPAL FUND

================================================================================
OFFICERS AND TRUSTEES

       Leon Levy, Chairman of the Board of Trustees
       Donald W. Spiro, Vice Chairman of the Board of Trustees
       Bridget A. Macaskill, Trustee and President
       Robert G. Galli, Trustee
       Benjamin Lipstein, Trustee
       Elizabeth B. Moynihan, Trustee
       Kenneth A. Randall, Trustee
       Edward V. Regan, Trustee
       Russell S. Reynolds, Jr., Trustee
       Pauline Trigere, Trustee
       Clayton K. Yeutter, Trustee
       Jerry A. Webman, Vice President
       George C. Bowen, Treasurer
       Robert J. Bishop, Assistant Treasurer
       Scott T. Farrar, Assistant Treasurer
       Andrew J. Donohue, Secretary
       Robert G. Zack, Assistant Secretary

================================================================================
INVESTMENT ADVISER
        OppenheimerFunds, Inc.

================================================================================
DISTRIBUTOR
        OppenheimerFunds Distributor, Inc.

================================================================================
TRANSFER AND SHAREHOLDER
SERVICING AGENT
       OppenheimerFunds Services

================================================================================
CUSTODIAN OF
PORTFOLIO SECURITIES
       Citibank, N.A.

================================================================================
INDEPENDENT AUDITORS
        KPMG Peat Marwick LLP

================================================================================
LEGAL COUNSEL
       Gordon Altman Butowsky Weitzen Shalov & Wein

       The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors. This is a copy of a report to shareholders of Oppenheimer California Municipal Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer California Municipal Fund. For material information concerning the Fund, see the Prospectus.

       Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

22     Oppenheimer California Municipal Fund

OPPENHEIMERFUNDS FAMILY
================================================================================

       OppenheimerFunds offers over 50 funds designed to fit virtually every investment goal. Whether you're investing for retirement, your children's education or tax-free income, we have the funds to help you seek your objective.

                     When you invest with OppenheimerFunds, you can feel comfortable knowing that you are investing with a respected financial institution with over 35 years of experience in helping people just like you reach their financial goals. And you're investing with a leader in global, growth stock and flexible fixed-income investments--with over 3 million shareholder accounts and more than $60 billion under OppenheimerFunds' management and that of our affiliates.

                     At OppenheimerFunds we don't charge a fee to exchange shares. And you can exchange shares easily by mail or by telephone.(1) For more information on Oppenheimer funds, please contact your financial adviser or call us at 1-800-525-7048 for a prospectus. You may also write us at the address shown on the back cover. As always, please read the prospectus carefully before you invest.

=========================================================================================
STOCK FUNDS
       Developing Markets Fund                      Quest Capital Value Fund
       Global Emerging Growth Fund                  Growth Fund
       Enterprise Fund(2)                           Global Fund
       International Growth Fund                    Quest Global Value Fund
       Discovery Fund                               Disciplined Value Fund
       Quest Small Cap Value Fund                   Oppenheimer Fund
       Gold & Special Minerals Fund                 Value Stock Fund
       Capital Appreciation Fund(3)                 Quest Value Fund

=========================================================================================
STOCK & BOND FUNDS
       Main Street Income & Growth Fund             Equity Income Fund
       Quest Opportunity Value Fund                 Disciplined Allocation Fund
       Total Return Fund                            Multiple Strategies Fund(4)
       Quest Growth & Income Value Fund             Strategic Income & Growth Fund
       Global Growth & Income Fund                  Bond Fund for Growth

=========================================================================================
BOND FUNDS
       International Bond Fund                      Bond Fund
       High Yield Fund                              U.S. Government Trust
       Champion Income Fund                         Limited-Term Government Fund
       Strategic Income Fund

=========================================================================================
MUNICIPAL FUNDS
       California Municipal Fund(5)                 Insured Municipal Fund
       Florida Municipal Fund(5)                    Intermediate Municipal Fund
       New Jersey Municipal Fund(5)
       New York Municipal Fund(5)                   Rochester Division
       Pennsylvania Municipal Fund(5)               Rochester Fund Municipals
       Municipal Bond Fund                          Limited Term New York Municipal Fund

=========================================================================================
MONEY MARKET FUNDS(6)
       Money Market Fund                            Cash Reserves

=========================================================================================
LIFESPAN
       Growth Fund                                  Income Fund
       Balanced Fund

       1. Exchange privileges are subject to change or termination. Shares may be exchanged only for shares of the same class of eligible funds.

       2. Effective 4/1/96, the Fund is closed to new investors.

       3. On 12/18/96, the Fund's name was changed from "Target Fund."

       4. On 3/6/97, the Fund's name was changed from "Asset Allocation Fund."

       5. Available only to investors in certain states.

       6. An investment in money market funds is neither insured nor guaranteed by the U.S. government and there can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

       (C) Copyright 1997 OppenheimerFunds, Inc. All rights reserved.

23     Oppenheimer California Municipal Fund

[BACK COVER]

INFORMATION

GENERAL INFORMATION
Monday-Friday 8:30 a.m.-9 p.m. ET
Saturday 10 a.m.-2 p.m. ET
1-800-525-7048

TELEPHONE TRANSACTIONS
Monday-Friday 8:30 a.m.-8 p.m. ET
1-800-852-8457

PHONELINK
24 hours a day, automated
information and transactions
1-800-533-3310

TELECOMMUNICATIONS DEVICE
FOR THE DEAF (TDD)
Monday-Friday 8:30 a.m.-8 p.m. ET
1-800-843-4461

OPPENHEIMERFUNDS
INFORMATION HOTLINE
24 hours a day, timely and insightful
messages on the economy and
issues that affect your investments
1-800-835-3104

RS0790.001.0197       March 31, 1997

[PHOTO]
CUSTOMER SERVICE REPRESENTATIVE
OPPENHEIMERFUNDS SERVICES

"HOW MAY I HELP YOU?"

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

        And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

        When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

        For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

        You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

        So call us today--we're here to help.

[OPPENHEIMERFUNDS LOGO]

OppenheimerFunds Distributor, Inc.
P.O. Box 5270
Denver, CO 80217-5270

-------------------
Bulk Rate
U.S. Postage
PAID
Permit No. 469
Denver, CO
-------------------